UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2026

HPS CORPORATE LENDING FUND

(Exact name of Registrant as specified in Its Charter)

Delaware	814-01431	87-6391045
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 West 57th Street, 33rd Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 287-6767

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 26, 2026 (the “Closing Date”), HPS Corporate Lending Fund (the “Fund”) completed its $748,300,000 term debt securitization (the “2026-5 Debt Securitization”), also known as a collateralized loan obligation transaction, in connection with which a subsidiary of the Fund issued the Debt (as defined below). The 2026-5 Debt Securitization is subject to the Fund’s overall asset coverage requirement.

The debt offered in the 2026-5 Debt Securitization was issued by HLEND CLO 2026-5, LLC (the “2026-5 Issuer”), an indirect, wholly-owned and consolidated subsidiary of the Fund, and consists of (i) Class A-1 Senior Secured Floating Rate Notes (the “Class A-1 Notes”), (ii) Class A-2 Senior Secured Floating Rate Notes (the “Class A-2 Notes”), (iii) Class B Senior Secured Floating Rate Notes (the “Class B Notes” and, together with the Class A-1 Notes and the Class A-2 Notes, collectively, the “Secured Notes”), and (iv) subordinated notes (the “Subordinated Notes” and, together with the Secured Notes, the “Debt”), the terms of which are summarized in the table below:

Class	Initial Principal Amount ($)	Ratings (S&P)	Coupon
Class A-1 Notes	435,000,000	AAA(sf)	SOFR + 1.40%
Class A-2 Notes	30,000,000	AAA(sf)	SOFR + 1.55%
Class B Notes	45,000,000	AA(sf)	SOFR + 1.70%
Subordinated Notes	238,300,000	N/A	N/A

On the Closing Date and in connection with the 2026-5 Debt Securitization, the 2026-5 Issuer entered into a placement agency agreement (the “Placement Agreement”) with Scotia Capital (USA) Inc., as the placement agent (the “Placement Agent”), pursuant to which the Placement Agent placed the Debt issued pursuant to an indenture (the “Indenture”), between the 2026-5 Issuer and U.S. Bank Trust Company, National Association, as trustee, as part of the 2026-5 Debt Securitization. HLEND CLO 2026-5 Investments, LLC (the “Depositor”), a wholly-owned subsidiary of the Fund, retained all of the Subordinated Notes issued in the 2026-5 Debt Securitization.

The 2026-5 Debt Securitization is backed by a diversified portfolio of middle-market commercial loans and participation interests, which is managed by the Fund as collateral manager (the “Collateral Manager”) pursuant to a collateral management agreement entered into with the 2026-5 Issuer on the Closing Date (the “Collateral Management Agreement”). The Collateral Manager has agreed to irrevocably waive all collateral management fees payable to it so long as it is the collateral manager under the Collateral Management Agreement. The Debt is scheduled to mature on April 15, 2039; however, the Debt may be redeemed by the 2026-5 Issuer, at the written direction of (i) a majority of the Subordinated Notes with the consent of the Collateral Manager and the Fund in its capacity as the EU/UK Retention Holder and in its capacity as the U.S. Retention Sponsor or (ii) the Collateral Manager with the consent of the Fund in its capacity as the EU/UK Retention Holder and in its capacity as the U.S. Retention Sponsor, in each case, on any business day on or after March 26, 2028.

As part of the 2026-5 Debt Securitization, the Fund, the Depositor and the 2026-5 Issuer entered into a sale and contribution agreement on the Closing Date (the “Sale Agreement”), pursuant to which the Fund sold, transferred, assigned, contributed or otherwise conveyed to the Depositor and the Depositor subsequently sold, transferred, assigned, contributed or otherwise conveyed to the 2026-5 Issuer the loans therein securing the 2026-5 Debt Securitization for the purchase price and other consideration set forth in the Sale Agreement. In the case of certain loans sold on the Closing Date, to the extent that the assignment of such loans could not settle on the Closing Date, pursuant to the Sale Agreement, the Fund assigned a participation interest in such loans to the Depositor (which subsequently assigned such participation interest to the Issuer), such that the 2026-5 Issuer is the participant on such loans from the Closing Date until the date the transfer of those loans is settled at the 2026-5 Issuer. Following these transfers, the 2026-5 Issuer, and not the Depositor or the Fund, holds all of the ownership interest in such loans and participations therein. The Fund made customary representations, warranties and covenants in the Sale Agreement.

The Secured Notes are the secured obligation of the 2026-5 Issuer, the Subordinated Notes are the unsecured obligations of the 2026-5 Issuer, and the Indenture governing the Secured Notes and the Subordinated Notes includes customary covenants and events of default. The Secured Notes and the Subordinated Notes have not been, and will not be, registered under the Securities Act of 1933, as amended, or any state securities or “blue sky” laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from registration.

The descriptions of the documentation related to the 2026-5 Debt Securitization contained in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the underlying agreements, attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, incorporated into this Current Report on Form 8-K by reference.

Item 2.03.	Creation of Direct Financial Obligation

The information included under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

10.1*	Placement Agreement, dated as of March 26, 2026, by and between HLEND CLO 2026-5, LLC, as Issuer, and Scotia Capital (USA) Inc., as Placement Agent.

10.2*	Indenture, dated as of March 26, 2026, by and between HLEND CLO 2026-5, LLC, as Issuer, and U.S. Bank Trust Company, National Association, as Trustee.

10.3	Collateral Management Agreement, dated as of March 26, 2026, by and between HLEND CLO 2026-5, LLC, as Issuer, and HPS Corporate Lending Fund, as Collateral Manager.

10.4*	Sale and Contribution Agreement, dated as of March 26, 2026, by and among HPS Corporate Lending Fund, as Seller, HLEND CLO 2026-5 Investments, LLC, as Intermediate Seller, and HLEND CLO 2026-5, LLC, as Purchaser.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HPS CORPORATE LENDING FUND

Date: March 26, 2026	By:	/s/ Robert Busch
	Name:	Robert Busch
	Title:	Chief Financial Officer